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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 19, 2001 relating to the financial statements and financial statement schedule, which appears in Regent Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/PricewaterhouseCoopers LLP
Cincinnati, Ohio
September 12, 2001